UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 8, 2015

TEMPUR SEALY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way

Lexington, Kentucky 40511

(Address of principal executive offices) (Zip Code)

(800) 878-8889

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to Tempur Sealy International, Inc.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 12, 2015 the Company and Scott L. Thompson, the Company’s Chairman, President and Chief Executive Officer, entered into an Amendment dated as of October 12, 2015 (the “PRSU Amendment”) to the Matching PRSU Agreement, dated as of September 4, 2015, pursuant to which the Company granted Mr. Thompson 69,686 performance restricted stock units. The PRSU Amendment was approved by the Compensation Committee of the Company’s Board of Directors at its meeting on October 7, 2015. The PRSU Amendment amended the performance goal created for purposes of Section 162(m) of the Internal Revenue Code of 1986, from having “positive Adjusted EBITDA” for 2016 to having “positive Profits” for 2016, which is defined as income before income taxes, determined in accordance with generally accepted accounting principles and derived from the Company’s audited consolidated financial statements for 2016.

This description of the PRSU Amendment does not purport to be complete and is qualified in its entirety by reference to the PRSU Amendment, a copy of which is filed as Exhibit 10.1 to this current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or By-Laws; Change in Fiscal Year.

At its meeting on October 8, 2015, the Board of Directors approved the Company’s Sixth Amended and Restated By-Laws (the “Sixth Amended By-Laws”). The Sixth Amended By-Laws implemented the following changes:

•	revised Section 2.5 to clarify that (i) both the standard for director elections and the standard for the resignation requirement in uncontested elections is based on receiving (or not receiving) a favorable vote of a majority of the votes cast (excluding abstentions, broker non-votes and withheld votes) and (ii) if a director is required to tender a resignation, and has tendered a resignation, that director will continue as a director until the director’s term of office otherwise ends in accordance with Section 3.1(b) of the Sixth Amended By-Laws;

•	revised Section 4.2 to provide some additional time after the annual meeting of stockholders for the annual election of officers rather than requiring that this election be held at the first Board meeting after the annual meeting of stockholders;

•	revised Section 6.4 to authorize the Chief Financial Officer (in addition to the President) to vote any securities held; and

•	made other non-material language changes.

This description of the Sixth Amended By-Laws does not purport to be complete and is qualified in its entirety by reference to the Sixth Amended By-Laws, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1	PRSU Amendment

10.2	Sixth Amended By-Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2015

Tempur Sealy International, Inc.

By:	/s/ Barry Hytinen
Name:	Barry Hytinen
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	PRSU Amendment

10.2	Sixth Amended By-Laws